UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 15, 2003

AFC Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-32369	58-2016606

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

Six Concourse Parkway, Suite 1700, Atlanta, Georgia		30328-5352

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 391-9500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

      On April 16, 2003, AFC Enterprises, Inc. (the “Company”) announced that it had entered into a Stock Purchase Agreement pursuant to which it will sell the continental U.S. and Canadian operations of its Seattle Coffee Company subsidiary to Starbucks Corporation. Copies of the Stock Purchase Agreement, dated as of April 15, 2003, and the Company’s press release announcing the sale are attached to this Current Report on Form 8-K as Exhibits 2.1 and 99.1, respectively. The Stock Purchase Agreement and press release are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

2.1	Stock Purchase Agreement between AFC Enterprises, Inc. and Starbucks Corporation, dated as of April 15, 2003.

99.1	Press Release dated April 16, 2003.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC ENTERPRISES, INC

Date: April 16, 2003	By:	/s/ Gerald J. Wilkins
Gerald J. Wilkins Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1	Stock Purchase Agreement between AFC Enterprises, Inc. and Starbucks Corporation, dated as of April 15, 2003.

99.1	Press Release dated April 16, 2003.